UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Annual report 12/31/18

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

The past year proved a challenging one for equity investors as stock markets across many major economies worldwide posted losses. In the United States, new tariffs on a range of imports and heightened fears of a full-blown trade war with China weighed on investor sentiment despite relatively supportive U.S. economic fundamentals. Global economic growth slowed, and international markets have faced some challenging headwinds that may not abate in the near future.

Concerns about the potential for a more widespread global economic slowdown led to a significant increase in volatility as well as a flight to quality, particularly in the final months of the year. While at John Hancock Investments we believe that the bull market appears to be in the later innings, the economic underpinnings in the United States suggest that there's still room for stocks to run.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
5	Discussion of fund performance
7	Fund's investments
31	Financial statements
34	Financial highlights
35	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Additional information
48	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 (%)

The MSCI All Country World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be increased when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Trade tensions, interest-rate increases hurt equities

Global stocks suffered broad losses, weighed down by a combination of trade, interest-rate, and political risks.

The fund's equity exposure hurt relative results

The fund was down for the period and underperformed a comparative index, the MSCI All Country World Index, owing primarily to stock selection and sector allocation within its equity strategy.

Options and high-yield strategies also detracted from performance

The fund's equity option overlay and high-yield exposure detracted from relative results.

PORTFOLIO COMPOSITION AS OF 12/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

SECTOR COMPOSITION AS OF 12/31/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund. For the fiscal year ended December 31,2018, the fund's aggregate distributions included a return of capital of $0.25 per share, or 17% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares. See the financial highlights and notes to the financial statements for details of the return of capital and risks associated with distributions made by the fund. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

Discussion of fund performance

What were the main factors driving market performance during the 12 months ended December 31, 2018?

Global equity markets lost ground over the period, finishing the year in negative territory. Escalating inflation risks knocked the rallying market off course, leading to a sharp correction and a large spike in volatility at the beginning of February. Through the late spring and summer, an intensification of trade war rhetoric, strong U.S. economic data, and a strengthening U.S. dollar formed a divergence between markets as the United States broadly outperformed international markets, most notably China and other developing economies. Global equities finished the year in a turbulent downtrend, weighed down by the stress of higher interest rates, tariff uncertainty, and shifts in political power.

The fund underperformed for the period. What trends led to these results?

The fund generated a negative absolute return and underperformed a comparative benchmark, the MSCI All Country World Index. Underperformance was driven by weak security selection, particularly in the consumer discretionary, consumer staples, and industrials sectors. Sector allocation was also a detractor, particularly the equity portfolio's underweight allocations to the information technology and healthcare sectors.

The fund's global high-yield and option strategies also detracted from performance, while the beta hedge, which is designed to reduce equity exposure through selling futures on the S&P 500 Index, MSCI EAFE Index, FTSE Index, and STOXX 50 Index, contributed to results as global markets declined over the year.

TOP 10 HOLDINGS AS OF 12-31-18 (%)		COUNTRY COMPOSITION AS OF 12-31-18 (%)
Novartis AG	1.8	United States	40.8
Roche Holding AG	1.7	United Kingdom	11.0
TOTAL SA	1.6	Japan	8.1
Verizon Communications, Inc.	1.4	Switzerland	6.8
AstraZeneca PLC	1.3	France	4.2
Unilever NV	1.3	Netherlands	3.0
The Coca-Cola Company	1.3	Canada	2.8
QUALCOMM, Inc.	1.2	Italy	2.7
Zurich Insurance Group AG	1.1	Finland	2.2
Royal Dutch Shell PLC, B Shares	1.1	Australia	2.1
TOTAL	13.8	Other countries	16.3
		TOTAL	100.0
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

Which holdings and strategies had the most significant positive and negative impacts?

The top relative detractors were retail company L Brands, Inc. and our decision not to hold global e-commerce retailer Amazon.com, Inc., although we did initiate a position in this firm late in the period. The top relative contributors were media and entertainment company SES SA and pharmaceutical manufacturer AstraZeneca PLC.

How was the fund positioned at the end of the period?

From a factor perspective, while we maintain exposure to value and growth for capital appreciation, we're increasingly looking to quality and low volatility to mitigate downside participation. At the end of the period, the fund's largest overweights were in energy and utilities, while the largest underweights were in information technology and consumer staples. From a regional perspective, the fund was most overweight in Europe and most underweight in North America.

Economic data suggests that the global cycle has peaked, and we expect a deceleration of growth. Signs of a slowdown are appearing in developed markets as input costs rise and ongoing trade disputes depress exports. We also expect growth in emerging markets to continue to weaken due to global trade tensions, higher funding costs, and lower domestic demand.

Can you tell us about a recent manager change?

Effective December 31, 2018, Kent M. Stahl, CFA, retired.

MANAGED BY

Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

The views expressed in this report are exclusively those of Gregg R. Thomas, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

Fund’s investments
AS OF 12-31-18
	Shares	Value
Common stocks 80.6%		$142,367,037
(Cost $163,549,399)
Communication services 8.6%		15,108,826
Diversified telecommunication services 5.3%
AT&T, Inc.	13,354	381,123
BCE, Inc.	37,034	1,462,968
BT Group PLC	528,085	1,605,692
CenturyLink, Inc.	13,171	199,541
China Telecom Corp., Ltd., H Shares	501,055	256,724
China Unicom Hong Kong, Ltd.	240,230	255,943
Hellenic Telecommunications Organization SA	15,792	172,305
KT Corp.	8,424	224,627
LG Uplus Corp. (A)	42,081	665,056
Magyar Telekom Telecommunications PLC	76,545	120,390
O2 Czech Republic AS	31,143	334,832
Proximus SADP	3,418	92,487
Spark New Zealand, Ltd.	63,538	177,234
Telefonica Deutschland Holding AG	28,588	112,520
Telenor ASA	40,163	779,977
Verizon Communications, Inc. (B)	43,575	2,449,787
Entertainment 0.2%
Avex, Inc.	7,210	91,320
DeNA Company, Ltd.	6,260	104,416
Konami Holdings Corp.	900	39,548
NHN Entertainment Corp. (A)	1,945	100,009
Nintendo Company, Ltd.	273	72,492
Interactive media and services 0.6%
Alphabet, Inc., Class A (A)	388	405,444
Autohome, Inc., ADR	120	9,388
Baidu, Inc., ADR (A)	312	49,483
Facebook, Inc., Class A (A)	1,405	184,181
Gree, Inc.	30,510	120,573
Momo, Inc., ADR (A)	709	16,839
SINA Corp. (A)	528	28,322
Yahoo Japan Corp.	90,820	225,935
Media 1.7%
Cheil Worldwide, Inc. (A)	31,018	625,155
Eutelsat Communications SA	2,017	39,737
Fuji Media Holdings, Inc.	5,435	74,935
Gendai Agency, Inc.	3,360	13,471
Metropole Television SA	6,559	105,510
Nippon Television Holdings, Inc.	10,110	148,837
Omnicom Group, Inc.	8,129	595,368
ProSiebenSat.1 Media SE	4,759	84,680
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Communication services (continued)
Media (continued)
Proto Corp.	1,960	$24,964
RTL Group SA	3,251	174,223
SES SA	40,118	768,104
Telenet Group Holding NV	3,290	153,026
Television Francaise 1	14,809	120,104
TV Asahi Holdings Corp.	3,440	61,935
Wireless telecommunication services 0.8%
China Mobile, Ltd.	110,130	1,065,683
NTT DOCOMO, Inc.	5,862	131,715
Orange Belgium SA	4,712	93,128
Vodafone Group PLC	45,824	89,095
Consumer discretionary 5.6%		9,915,030
Auto components 0.7%
Aisan Industry Company, Ltd.	6,680	44,877
Bridgestone Corp.	2,728	104,662
Exedy Corp.	3,855	94,165
Fuyao Glass Industry Group Company, Ltd., H Shares (C)	56,585	181,167
Keihin Corp.	7,145	119,563
Nissin Kogyo Company, Ltd.	7,484	94,823
NOK Corp.	11,175	155,693
Sumitomo Riko Company, Ltd.	7,490	62,072
Tachi-S Company, Ltd.	2,200	28,662
Tokai Rika Company, Ltd.	7,400	122,192
Toyoda Gosei Company, Ltd.	7,395	145,583
Unipres Corp.	4,800	80,945
Automobiles 0.7%
Daimler AG	1,522	80,232
Dongfeng Motor Group Company, Ltd., H Shares	217,960	198,101
Ford Motor Company	20,802	159,135
Honda Motor Company, Ltd.	14,990	394,912
Kia Motors Corp. (A)	7,347	221,452
Nissan Motor Company, Ltd.	23,768	190,128
Renault SA	942	58,680
Diversified consumer services 0.1%
Allstar Co-Invest LLC (A)(D)(E)	236,300	11,815
Benesse Holdings, Inc.	2,540	64,614
New Oriental Education & Technology Group, Inc., ADR (A)	609	33,379
Hotels, restaurants and leisure 1.4%
Carnival Corp.	2,036	100,375
Compass Group PLC	27,462	577,933
Darden Restaurants, Inc.	489	48,832
Las Vegas Sands Corp.	23,243	1,209,798
McDonald's Corp.	1,585	281,448
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
OPAP SA	23,209	$201,855
Household durables 1.0%
Barratt Developments PLC	27,609	162,858
Berkeley Group Holdings PLC	1,039	46,083
Coway Company, Ltd.	696	46,023
Funai Electric Company, Ltd. (A)	11,623	55,686
Garmin, Ltd.	2,129	134,808
Newell Brands, Inc.	37,518	697,460
Nikon Corp.	6,455	96,148
Persimmon PLC	10,827	266,623
Taylor Wimpey PLC	193,200	335,947
Internet and direct marketing retail 0.4%
Alibaba Group Holding, Ltd., ADR (A)	1,554	213,007
Amazon.com, Inc. (A)	260	390,512
Qliro Group AB (A)	31,900	33,000
Leisure products 0.0%
Sankyo Company, Ltd.	1,600	60,849
Multiline retail 0.2%
Kohl's Corp.	202	13,401
Macy's, Inc.	657	19,565
Marks & Spencer Group PLC	42,444	133,121
Target Corp.	1,435	94,839
Wesfarmers, Ltd.	5,031	114,298
Specialty retail 1.0%
CECONOMY AG	17,381	62,689
Halfords Group PLC	29,206	95,137
Honeys Holdings Company, Ltd.	4,320	30,538
Kingfisher PLC	52,782	138,779
L Brands, Inc. (B)	30,445	781,523
Nishimatsuya Chain Company, Ltd.	6,010	48,675
PAL GROUP Holdings Company, Ltd.	2,890	70,949
Shimamura Company, Ltd.	1,770	135,539
The Gap, Inc.	1,580	40,701
The Home Depot, Inc.	1,011	173,710
USS Company, Ltd.	3,200	53,691
Xebio Holdings Company, Ltd.	7,395	85,079
Textiles, apparel and luxury goods 0.1%
361 Degrees International, Ltd.	255,300	53,003
Daphne International Holdings, Ltd. (A)	326,250	10,250
Geox SpA	23,676	31,844
Pandora A/S	1,108	45,234
Sanyo Shokai, Ltd.	4,660	76,368
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples 7.4%		$13,138,764
Beverages 1.5%
PepsiCo, Inc.	2,422	267,583
The Coca-Cola Company (B)	48,593	2,300,879
Food and staples retailing 0.7%
Casino Guichard Perrachon SA	1,734	72,209
Cawachi, Ltd.	2,800	46,126
Clicks Group, Ltd.	50,122	666,342
Coles Group, Ltd. (A)	5,031	41,602
J Sainsbury PLC	55,063	186,140
METRO AG	10,156	156,272
Sysco Corp.	678	42,483
Walmart, Inc.	789	73,495
Food products 0.6%
The Kraft Heinz Company	24,851	1,069,587
Household products 0.5%
The Procter & Gamble Company	10,537	968,561
Personal products 1.4%
The Estee Lauder Companies, Inc., Class A	499	64,920
Unilever NV	43,190	2,339,700
Tobacco 2.7%
Altria Group, Inc.	4,942	244,085
British American Tobacco PLC	29,160	927,842
Imperial Brands PLC	53,678	1,629,219
Japan Tobacco, Inc.	5,799	137,791
Philip Morris International, Inc.	28,519	1,903,928
Energy 8.1%		14,355,988
Energy equipment and services 0.5%
Fugro NV (A)	7,214	62,293
Helmerich & Payne, Inc.	1,036	49,666
Saipem SpA (A)	37,990	142,363
Subsea 7 SA	62,868	612,620
Trican Well Service, Ltd. (A)	35,211	30,692
Oil, gas and consumable fuels 7.6%
Advantage Oil & Gas, Ltd. (A)	38,090	55,243
ARC Resources, Ltd.	10,441	61,949
BP PLC	110,502	698,559
Cameco Corp.	7,776	88,172
Chevron Corp.	3,562	387,510
Coal India, Ltd.	79,260	273,247
Eni SpA	23,943	378,232
Exxon Mobil Corp.	5,741	391,479
Gazprom PJSC, ADR	50,046	221,203
Inpex Corp.	20,130	178,368
Inter Pipeline, Ltd.	9,199	130,317
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Japan Petroleum Exploration Company, Ltd.	6,735	$119,394
LUKOIL PJSC, ADR	1,923	137,715
LUKOIL PJSC, ADR	75	5,351
Occidental Petroleum Corp.	9,083	557,515
ONEOK, Inc.	5,447	293,866
Painted Pony Energy, Ltd. (A)	26,019	28,398
Petroleo Brasileiro SA, ADR	3,133	40,760
Plains GP Holdings LP, Class A (A)	54,009	1,085,581
PTT Exploration & Production PCL, Foreign Quota Shares	166,700	578,511
Royal Dutch Shell PLC, A Shares	9,281	273,166
Royal Dutch Shell PLC, B Shares	65,478	1,957,627
S-Oil Corp.	6,520	568,712
Surgutneftegas OJSC, ADR	40,035	152,039
Targa Resources Corp.	6,957	250,591
The Williams Companies, Inc.	10,675	235,384
TOTAL SA	55,013	2,901,667
Tourmaline Oil Corp.	4,684	58,258
TransCanada Corp.	31,226	1,115,051
Valero Energy Corp.	1,857	139,219
YPF SA, ADR	7,115	95,270
Financials 12.8%		22,620,780
Banks 6.8%
Allahabad Bank (A)	39,274	25,958
Aozora Bank, Ltd.	3,151	93,915
Bank of Ireland Group PLC	30,844	171,546
Bank Polska Kasa Opieki SA	2,444	71,253
BNP Paribas SA	7,036	317,751
BPER Banca	29,022	111,781
CaixaBank SA	53,899	195,192
Canara Bank (A)	29,510	115,959
Corp Bank (A)	38,638	16,020
Dah Sing Financial Holdings, Ltd.	9,700	47,958
Danske Bank A/S	1,778	35,298
DNB ASA	3,758	60,322
HSBC Holdings PLC	76,432	630,543
ING Groep NV	114,785	1,234,695
Intesa Sanpaolo SpA	340,095	757,263
JPMorgan Chase & Co.	13,697	1,337,101
KB Financial Group, Inc.	4,402	183,637
Krung Thai Bank PCL, Foreign Quota Shares	69,500	41,006
Lloyds Banking Group PLC	263,224	173,512
Mitsubishi UFJ Financial Group, Inc.	65,779	322,820
Mizuho Financial Group, Inc.	204,795	316,866
National Australia Bank, Ltd.	13,577	230,393
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Nordea Bank ABP	110,724	$932,096
People's United Financial, Inc.	12,407	179,033
Raiffeisen Bank International AG	2,282	58,230
Resona Holdings, Inc.	149,500	717,074
Sberbank of Russia PJSC, ADR	13,314	145,921
Shinhan Financial Group Company, Ltd.	4,792	169,906
Skandinaviska Enskilda Banken AB, Series A	15,609	151,733
Societe Generale SA	11,876	376,523
Standard Chartered PLC	31,335	243,525
Sumitomo Mitsui Financial Group, Inc.	10,250	337,892
Sumitomo Mitsui Trust Holdings, Inc.	6,220	226,514
The Tochigi Bank, Ltd.	15,470	35,262
Unicaja Banco SA (C)	75,349	99,429
UniCredit SpA	23,073	261,316
Wells Fargo & Company (B)	30,135	1,388,621
Westpac Banking Corp.	10,020	177,052
Capital markets 1.6%
Banca Generali SpA	31,471	654,258
CME Group, Inc.	506	95,189
GAM Holding AG (A)	13,787	54,363
Ichiyoshi Securities Company, Ltd.	7,420	54,404
IGM Financial, Inc.	6,245	141,944
Julius Baer Group, Ltd. (A)	4,890	174,263
Natixis SA	47,849	225,679
Nomura Holdings, Inc.	36,000	136,426
UBS Group AG (A)	104,965	1,309,254
Uranium Participation Corp. (A)	19,158	62,868
Diversified financial services 0.0%
G-Resources Group, Ltd. (A)	2,631,450	16,492
Insurance 3.3%
Admiral Group PLC	3,138	81,882
Ageas	4,580	206,172
American Financial Group, Inc.	6,521	590,346
Assicurazioni Generali SpA	83,212	1,390,803
Coface SA	1,827	16,605
Dai-ichi Life Holdings, Inc.	12,715	197,459
Direct Line Insurance Group PLC	46,023	187,081
Legal & General Group PLC	58,827	173,326
Orange Life Insurance, Ltd. (C)	2,471	61,990
Poste Italiane SpA (C)	9,093	72,914
Powszechny Zaklad Ubezpieczen SA	5,689	67,025
Sampo OYJ, A Shares	5,180	229,576
Shin Kong Financial Holding Company, Ltd.	281,563	82,341
Sony Financial Holdings, Inc.	2,100	39,137
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Financials (continued)
Insurance (continued)
T&D Holdings, Inc.	19,635	$227,128
Tongyang Life Insurance Company, Ltd. (A)	14,010	59,984
Tryg A/S	3,101	78,210
Zurich Insurance Group AG	6,692	1,994,809
Mortgage real estate investment trusts 1.0%
AGNC Investment Corp.	51,285	899,539
Annaly Capital Management, Inc.	89,534	879,224
Thrifts and mortgage finance 0.1%
New York Community Bancorp, Inc.	17,978	169,173
Health care 8.6%		15,175,926
Biotechnology 0.4%
AbbVie, Inc.	2,038	187,883
Amgen, Inc.	1,659	322,958
Gilead Sciences, Inc.	2,674	167,259
Health care equipment and supplies 0.5%
Abbott Laboratories	580	41,951
Hoya Corp.	466	28,100
Koninklijke Philips NV	15,757	552,432
Medtronic PLC	2,329	211,846
ResMed, Inc.	113	12,867
Health care providers and services 0.4%
Cardinal Health, Inc.	2,141	95,489
CVS Health Corp.	8,311	544,537
Health care technology 0.0%
AGFA-Gevaert NV (A)	23,680	90,327
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	2,900	45,480
Pharmaceuticals 7.3%
AstraZeneca PLC	31,705	2,366,649
Bristol-Myers Squibb Company (B)	34,755	1,806,565
Eisai Company, Ltd.	2,060	159,485
Eli Lilly & Company	716	82,856
H Lundbeck A/S	590	25,968
Johnson & Johnson	4,124	532,202
Kyowa Hakko Kirin Company, Ltd.	3,000	56,688
Merck & Company, Inc.	12,503	955,354
Novartis AG	37,150	3,181,682
Pfizer, Inc.	7,674	334,970
Roche Holding AG	12,169	3,021,062
Takeda Pharmaceutical Company, Ltd.	10,365	351,316
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials 6.4%		$11,292,201
Aerospace and defense 0.6%
BAE Systems PLC	106,424	622,458
Harris Corp.	140	18,851
Lockheed Martin Corp.	509	133,277
The Boeing Company	187	60,308
United Technologies Corp.	1,535	163,447
Air freight and logistics 0.2%
CTT-Correios de Portugal SA	21,522	72,596
PostNL NV	50,666	115,870
United Parcel Service, Inc., Class B	1,137	110,892
Airlines 0.2%
Air France-KLM (A)	20,047	217,705
ANA Holdings, Inc.	1,300	46,669
SAS AB (A)	45,338	106,928
Building products 0.2%
Cie de Saint-Gobain	9,387	311,615
Commercial services and supplies 0.1%
Serco Group PLC (A)	50,070	61,023
Toppan Forms Company, Ltd.	10,340	81,221
Construction and engineering 0.2%
China Machinery Engineering Corp., H Shares	167,870	79,451
Chiyoda Corp.	11,235	31,569
JGC Corp.	10,325	145,317
Raubex Group, Ltd.	36,410	42,956
Toyo Engineering Corp. (A)	8,200	47,665
Electrical equipment 1.0%
ABB, Ltd.	74,718	1,426,822
Emerson Electric Company	1,919	114,660
Ushio, Inc.	10,625	112,566
Zumtobel Group AG (A)	8,364	68,039
Industrial conglomerates 0.1%
3M Company	1,060	201,972
Machinery 1.4%
Alstom SA	3,965	160,164
Caterpillar, Inc.	616	78,275
Hisaka Works, Ltd.	5,780	43,075
Kone OYJ, B Shares	29,476	1,407,224
Kubota Corp.	36,700	521,643
Mitsubishi Heavy Industries, Ltd.	7,005	251,356
The Japan Steel Works, Ltd.	3,430	54,899
Toshiba Machine Company, Ltd.	3,533	62,879
Marine 0.2%
A.P. Moller - Maersk A/S, Series B	169	212,590
D/S Norden A/S (A)	7,778	110,527
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Industrials (continued)
Marine (continued)
Kuehne + Nagel International AG	203	$26,132
Pacific Basin Shipping, Ltd.	525,330	100,081
Professional services 0.6%
Adecco Group AG	5,408	254,189
Experian PLC	26,201	635,162
Hays PLC	45,176	80,647
SThree PLC	13,212	48,288
Road and rail 0.1%
Firstgroup PLC (A)	54,490	57,942
The Go-Ahead Group PLC	6,921	134,794
Trading companies and distributors 0.5%
Fastenal Company	11,240	587,740
ITOCHU Corp.	2,500	42,457
Rexel SA	15,604	166,215
SIG PLC	49,136	68,652
Transportation infrastructure 1.0%
Atlantia SpA	4,684	96,936
Hamburger Hafen und Logistik AG	2,873	56,965
Sydney Airport	345,751	1,639,492
Information technology 7.7%		13,532,639
Communications equipment 1.2%
Cisco Systems, Inc.	16,355	708,662
Nokia OYJ	213,515	1,239,479
Telefonaktiebolaget LM Ericsson, B Shares	22,495	199,125
Electronic equipment, instruments and components 0.3%
Citizen Watch Company, Ltd.	19,825	97,634
Enplas Corp.	2,160	53,592
Hosiden Corp.	5,410	35,413
Ibiden Company, Ltd.	8,710	122,402
Nichicon Corp.	12,040	86,957
Simplo Technology Company, Ltd.	16,010	108,554
Yokogawa Electric Corp.	2,300	39,703
IT services 1.2%
Accenture PLC, Class A	853	120,282
Amadeus IT Group SA	8,642	601,289
Automatic Data Processing, Inc.	808	105,945
Fujitsu, Ltd.	4,621	288,055
IBM Corp.	2,629	298,838
Paychex, Inc.	5,614	365,752
Sopra Steria Group	237	21,895
The Western Union Company	11,382	194,177
TravelSky Technology, Ltd., H Shares	18,000	46,133
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 3.3%
Broadcom, Inc.	591	$150,279
Disco Corp.	229	26,626
Intel Corp. (B)	34,594	1,623,496
KLA-Tencor Corp.	1,175	105,151
Maxim Integrated Products, Inc.	4,379	222,672
MediaTek, Inc.	10,640	79,188
Microchip Technology, Inc.	447	32,148
Miraial Company, Ltd.	2,800	22,738
QUALCOMM, Inc. (B)	38,307	2,180,051
Shinko Electric Industries Company, Ltd.	5,435	34,629
Taiwan Semiconductor Manufacturing Company, Ltd.	122,000	885,870
Texas Instruments, Inc.	2,676	252,882
Tokyo Electron, Ltd.	1,300	146,347
Tokyo Seimitsu Company, Ltd.	3,585	90,320
Software 0.6%
Microsoft Corp.	3,156	320,555
Trend Micro, Inc.	13,700	740,287
Technology hardware, storage and peripherals 1.1%
Acer, Inc. (A)	193,770	122,351
Apple, Inc.	3,662	577,644
Canon, Inc.	17,150	471,894
Compal Electronics, Inc.	293,585	166,504
HP, Inc.	2,159	44,173
Maxell Holdings, Ltd.	5,830	76,889
Melco Holdings, Inc.	1,230	36,854
Neopost SA	5,046	137,747
Samsung Electronics Company, Ltd.	2,399	83,513
Seagate Technology PLC	4,352	167,944
Materials 4.2%		7,500,797
Chemicals 0.6%
China BlueChemical, Ltd., H Shares	308,420	96,898
Chr. Hansen Holding A/S	5,920	525,499
EMS-Chemie Holding AG	101	48,088
JSR Corp.	12,580	188,832
Linde PLC	473	73,807
LyondellBasell Industries NV, Class A	2,840	236,174
Construction materials 0.2%
LafargeHolcim, Ltd. (A)	5,386	222,272
Vicat SA	2,130	101,176
Containers and packaging 0.6%
AMVIG Holdings, Ltd.	141,690	32,466
International Paper Company (B)	22,819	920,975
Nampak, Ltd. (A)	120,152	115,815
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Materials (continued)
Metals and mining 2.8%
Acacia Mining PLC (A)	43,509	$101,662
Alumina, Ltd.	81,164	131,470
Anglo American Platinum, Ltd.	4,337	161,695
Anglo American PLC	11,853	265,041
Barrick Gold Corp.	13,362	180,385
Centerra Gold, Inc. (A)	23,756	101,971
Chubu Steel Plate Company, Ltd.	5,410	28,050
CST Group, Ltd. (A)	1,440,000	4,238
Eldorado Gold Corp. (A)	9,560	27,533
Eregli Demir ve Celik Fabrikalari TAS	70,809	96,270
Gold Fields, Ltd.	44,751	154,995
Hitachi Metals, Ltd.	16,820	174,937
Impala Platinum Holdings, Ltd. (A)	26,277	67,029
Kinross Gold Corp. (A)	24,843	80,491
Kyoei Steel, Ltd.	7,210	108,752
Magnitogorsk Iron & Steel Works PJSC, GDR	26,688	221,886
MMC Norilsk Nickel PJSC, ADR	18,715	352,591
Nakayama Steel Works, Ltd.	11,090	48,163
Neturen Company, Ltd.	5,690	43,339
Northern Dynasty Minerals, Ltd. (A)	10,296	5,732
Pacific Metals Company, Ltd.	2,880	69,931
Petra Diamonds, Ltd. (A)	113,980	54,978
Resolute Mining, Ltd.	60,900	49,599
Rio Tinto PLC	35,388	1,694,816
Salzgitter AG	2,231	65,108
Severstal PJSC, GDR	22,309	304,644
Tokyo Steel Manufacturing Company, Ltd.	16,410	132,920
Western Areas, Ltd.	58,843	82,837
Yamato Kogyo Company, Ltd.	5,465	127,732
Real estate 5.5%		9,726,124
Equity real estate investment trusts 5.0%
Crown Castle International Corp.	6,980	758,237
Dexus	81,073	606,800
Fibra Uno Administracion SA de CV	100,593	111,845
Fortress REIT, Ltd., Class B	42,844	43,139
Gaming and Leisure Properties, Inc.	44,818	1,448,070
Growthpoint Properties, Ltd.	94,610	153,785
HCP, Inc.	5,044	140,879
Host Hotels & Resorts, Inc.	8,050	134,194
Iron Mountain, Inc.	7,059	228,782
Japan Prime Realty Investment Corp.	161	611,378
Kimco Realty Corp.	8,899	130,370
Land Securities Group PLC	6,945	71,310
Nippon Building Fund, Inc.	102	642,276
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Park Hotels & Resorts, Inc. (B)	60,294	$1,566,438
Redefine Properties, Ltd.	358,084	241,021
Resilient REIT, Ltd.	7,707	30,699
The British Land Company PLC	10,097	68,662
The GPT Group	156,320	588,238
The Macerich Company	2,733	118,284
United Urban Investment Corp.	408	631,880
Ventas, Inc.	1,980	116,008
VEREIT, Inc.	40,927	292,628
Welltower, Inc.	1,987	137,918
Real estate management and development 0.5%
Mitsubishi Estate Company, Ltd.	7,700	121,148
Nexity SA	16,216	732,135
Utilities 5.7%		9,999,962
Electric utilities 3.1%
Edison International (B)	17,414	988,593
EDP - Energias de Portugal SA	320,973	1,122,855
Endesa SA	8,804	203,026
Enel SpA	20,231	117,284
OGE Energy Corp.	15,642	613,010
PPL Corp.	7,042	199,500
Red Electrica Corp. SA	27,586	615,173
SSE PLC	86,696	1,197,235
The Chugoku Electric Power Company, Inc.	18,747	243,631
The Southern Company	6,160	270,547
Gas utilities 0.1%
AltaGas, Ltd.	9,499	96,716
Independent power and renewable electricity producers 1.2%
AES Corp.	38,155	551,721
China Longyuan Power Group Corp., Ltd., H Shares	1,566,000	1,069,024
Glow Energy PCL, Foreign Quota Shares	63,670	174,094
Meridian Energy, Ltd.	87,507	200,230
NTPC, Ltd.	51,965	110,623
Multi-utilities 1.3%
CenterPoint Energy, Inc.	6,016	169,832
Centrica PLC	148,407	255,998
Dominion Energy, Inc. (B)	17,700	1,264,842
E.ON SE	18,889	186,459
Engie SA	13,928	200,116

RWE AG	6,862	149,453
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value

Preferred securities 0.6%		$1,088,661
(Cost $1,112,191)
Communication services 0.1%		87,052
Diversified telecommunication services 0.1%
Telefonica Brasil SA	7,300	87,052
Consumer discretionary 0.4%		780,694
Automobiles 0.4%
Volkswagen AG	4,896	780,694
Information technology 0.0%		77,692
Technology hardware, storage and peripherals 0.0%
Samsung Electronics Company, Ltd.	2,719	77,692
Utilities 0.1%		143,223
Electric utilities 0.1%

Cia Paranaense de Energia, B Shares	18,200	143,223
Exchange-traded funds 0.1%		$107,250
(Cost $114,837)
iShares Core MSCI EAFE ETF	1,950	107,250

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.1%					$111,621
(Cost $141,999)
Argentina 0.1%					111,621
Provincia de Buenos Aires Bond (C)	5.375	01-20-23	EUR	125,000	111,621

Corporate bonds 14.7%					$25,956,326
(Cost $27,777,506)
Communication services 2.1%					3,753,258
Diversified telecommunication services 0.6%
Cablevision SA (C)	6.500	06-15-21		151,000	145,526
CenturyLink, Inc.	5.625	04-01-25		140,000	123,200
CenturyLink, Inc.	7.500	04-01-24		30,000	28,950
Embarq Corp.	7.995	06-01-36		100,000	90,500
Frontier Communications Corp. (C)	8.500	04-01-26		105,000	91,875
Intelsat Jackson Holdings SA (C)	8.500	10-15-24		110,000	106,700
Telecom Italia Capital SA	7.200	07-18-36		90,000	85,950
Telecom Italia SpA (C)	5.303	05-30-24		200,000	190,000
Zayo Group LLC	6.000	04-01-23		190,000	179,788
Media 1.1%
Altice Financing SA (C)	7.500	05-15-26		210,000	191,625
Altice France SA (C)	5.875	02-01-27	EUR	165,000	186,977
CCO Holdings LLC (C)	5.750	02-15-26		180,000	176,400
Cequel Communications Holdings I LLC (C)	5.125	12-15-21		155,000	152,856
Cirsa Finance International Sarl (C)	6.250	12-20-23	EUR	115,000	133,548
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
DISH DBS Corp.	7.875	09-01-19		255,000	$260,177
Gray Television, Inc. (C)	5.125	10-15-24		130,000	119,860
Gray Television, Inc. (C)	5.875	07-15-26		50,000	46,615
Sinclair Television Group, Inc. (C)	5.875	03-15-26		75,000	69,938
TEGNA, Inc. (C)	4.875	09-15-21		115,000	112,413
TEGNA, Inc.	5.125	10-15-19		157,000	156,926
Tribune Media Company	5.875	07-15-22		150,000	150,750
WMG Acquisition Corp. (C)	3.625	10-15-26	EUR	100,000	112,595
WMG Acquisition Corp. (C)	5.500	04-15-26		85,000	81,175
Wireless telecommunication services 0.4%
Sprint Corp.	7.125	06-15-24		165,000	163,525
Sprint Corp.	7.250	09-15-21		215,000	220,053
Sprint Corp.	7.625	02-15-25		100,000	100,000
Sprint Corp.	7.875	09-15-23		100,000	102,625
Turkcell Iletisim Hizmetleri AS	5.800	04-11-28		200,000	172,711
Consumer discretionary 2.1%					3,727,283
Auto components 0.1%
Avis Budget Car Rental LLC (C)	5.250	03-15-25		120,000	103,800
Avis Budget Car Rental LLC	5.500	04-01-23		110,000	106,150
The Goodyear Tire & Rubber Company	5.000	05-31-26		50,000	45,000
Automobiles 0.1%
LKQ European Holdings BV (C)	3.625	04-01-26	EUR	100,000	110,707
Diversified consumer services 0.1%
Crown European Holdings SA (C)	2.875	02-01-26	EUR	225,000	247,644
Service Corp. International	4.625	12-15-27		35,000	32,900
Hotels, restaurants and leisure 0.8%
Boyd Gaming Corp.	6.000	08-15-26		90,000	84,150
Boyd Gaming Corp.	6.375	04-01-26		85,000	82,238
Caesars Resort Collection LLC (C)	5.250	10-15-25		120,000	103,200
Codere Finance 2 Luxembourg SA (C)	6.750	11-01-21	EUR	150,000	148,211
Eldorado Resorts, Inc.	6.000	04-01-25		130,000	125,403
Eldorado Resorts, Inc. (C)	6.000	09-15-26		35,000	33,075
Jacobs Entertainment, Inc. (C)	7.875	02-01-24		165,000	169,950
New Red Finance, Inc. (C)	5.000	10-15-25		320,000	294,400
Penn National Gaming, Inc. (C)	5.625	01-15-27		186,000	166,470
Station Casinos LLC (C)	5.000	10-01-25		115,000	104,075
Sugarhouse HSP Gaming Prop Mezz LP (C)	5.875	05-15-25		110,000	102,850
Household durables 0.4%
Beazer Homes USA, Inc.	5.875	10-15-27		40,000	31,600
Beazer Homes USA, Inc.	6.750	03-15-25		45,000	38,700
Beazer Homes USA, Inc.	8.750	03-15-22		106,000	106,000
KB Home	7.000	12-15-21		225,000	228,938
M/I Homes, Inc.	5.625	08-01-25		40,000	36,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Household durables (continued)
M/I Homes, Inc.	6.750	01-15-21		165,000	$164,175
TRI Pointe Group, Inc.	5.875	06-15-24		80,000	71,400
Internet and direct marketing retail 0.1%
Liberty Interactive LLC	8.250	02-01-30		115,000	112,125
Leisure products 0.1%
Jack Ohio Finance LLC (C)	6.750	11-15-21		155,000	156,550
Specialty retail 0.3%
Eurotorg LLC (C)	8.750	10-30-22		200,000	200,176
goeasy, Ltd. (C)	7.875	11-01-22		135,000	136,688
L Brands, Inc.	5.250	02-01-28		65,000	55,575
L Brands, Inc.	6.750	07-01-36		15,000	12,225
L Brands, Inc.	6.875	11-01-35		5,000	4,176
PetSmart, Inc. (C)	5.875	06-01-25		75,000	54,188
Staples, Inc. (C)	8.500	09-15-25		120,000	108,264
Textiles, apparel and luxury goods 0.1%
Eagle Intermediate Global Holding BV (C)	7.500	05-01-25		160,000	149,680
Consumer staples 0.8%					1,400,590
Food products 0.5%
KazAgro National Management Holding JSC	4.625	05-24-23		200,000	191,173
MARB BondCo PLC (C)	7.000	03-15-24		200,000	188,952
Post Holdings, Inc. (C)	5.000	08-15-26		190,000	172,900
Post Holdings, Inc. (C)	5.625	01-15-28		150,000	138,000
Post Holdings, Inc. (C)	5.750	03-01-27		100,000	93,750
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	186,675
Household products 0.2%
Diamond BC BV (C)	5.625	08-15-25	EUR	200,000	194,742
Energizer Gamma Acquisition BV (C)	4.625	07-15-26	EUR	100,000	107,198
Personal products 0.1%
Revlon Consumer Products Corp.	6.250	08-01-24		240,000	127,200
Energy 2.0%					3,564,373
Energy equipment and services 0.0%
Weatherford International, Ltd.	5.950	04-15-42		20,000	10,175
Weatherford International, Ltd.	6.500	08-01-36		45,000	23,400
Weatherford International, Ltd.	7.000	03-15-38		15,000	7,763
Oil, gas and consumable fuels 2.0%
Blue Racer Midstream LLC (C)	6.125	11-15-22		230,000	221,950
California Resources Corp. (C)	8.000	12-15-22		15,000	10,163
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27		75,000	70,804
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25		65,000	64,675
Chesapeake Energy Corp.	7.000	10-01-24		120,000	103,800
Chesapeake Energy Corp.	7.500	10-01-26		80,000	68,400
Cloud Peak Energy Resources LLC	12.000	11-01-21		145,000	82,650
21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energen Corp.	4.625	09-01-21		105,000	$103,950
Energy Transfer Equity LP	4.250	03-15-23		110,000	105,875
Foresight Energy LLC (C)	11.500	04-01-23		250,000	212,500
Jagged Peak Energy LLC (C)	5.875	05-01-26		85,000	79,050
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	49,363
Laredo Petroleum, Inc.	6.250	03-15-23		65,000	58,338
Matador Resources Company	5.875	09-15-26		90,000	82,800
MEG Energy Corp. (C)	6.500	01-15-25		80,000	81,200
MEG Energy Corp. (C)	7.000	03-31-24		95,000	90,725
Peabody Energy Corp. (C)	6.375	03-31-25		260,000	241,800
Petrobras Global Finance BV	4.375	05-20-23		545,000	519,859
Petrobras Global Finance BV	5.750	02-01-29		110,000	101,750
Petrobras Global Finance BV	7.375	01-17-27		160,000	164,400
QEP Resources, Inc.	5.250	05-01-23		105,000	92,925
QEP Resources, Inc.	5.375	10-01-22		15,000	13,650
QEP Resources, Inc.	5.625	03-01-26		35,000	29,050
QEP Resources, Inc.	6.800	03-01-20		25,000	25,156
SM Energy Company	5.000	01-15-24		100,000	87,000
SM Energy Company	6.125	11-15-22		5,000	4,725
SM Energy Company	6.625	01-15-27		85,000	75,650
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		200,000	199,388
Sunoco LP	5.500	02-15-26		35,000	33,163
Sunoco LP	5.875	03-15-28		20,000	18,708
Tallgrass Energy Partners LP (C)	4.750	10-01-23		155,000	149,575
Vine Oil & Gas LP (C)	8.750	04-15-23		130,000	102,700
WPX Energy, Inc.	5.250	09-15-24		95,000	85,975
WPX Energy, Inc.	5.750	06-01-26		30,000	27,150
WPX Energy, Inc.	6.000	01-15-22		23,000	22,368
WPX Energy, Inc.	8.250	08-01-23		40,000	41,800
Financials 2.2%					3,938,842
Banks 1.3%
Banco Bilbao Vizcaya Argentaria SA (6.125% to 11-16-27, then 5 Year U.S. Swap Rate + 3.870%) (F)	6.125	11-16-27		200,000	167,500
Banco Bilbao Vizcaya Argentaria SA (8.875% to 4-14-21, then 5 Year Euro Swap Rate + 9.177%) (F)	8.875	04-14-21	EUR	200,000	248,055
Banco de Sabadell SA (6.500% to 5-18-22, then 5 Year Euro Swap Rate + 6.414%) (F)	6.500	05-18-22	EUR	200,000	211,682
Banco Santander SA (5.250% to 9-29-23, then 5 Year Euro Swap Rate + 4.999%) (F)	5.250	09-29-23	EUR	200,000	203,084
BNP Paribas SA (5.125% to 11-15-27, then 5 Year U.S. Swap Rate + 2.838%) (C)(F)	5.125	11-15-27		200,000	173,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (C)(F)	8.125	12-23-25		250,000	$257,567
Freedom Mortgage Corp. (C)	8.125	11-15-24		160,000	137,200
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (C)(F)	7.700	09-17-25		200,000	179,000
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (F)	8.375	10-14-19	EUR	50,000	59,509
Itau Unibanco Holding SA (6.125% to 12-12-22, then 5 Year CMT + 3.981%) (C)(F)	6.125	12-12-22		200,000	187,500
The Royal Bank of Scotland Group PLC (3 month LIBOR + 2.320%) (F)(G)	5.123	09-30-27		100,000	89,875
Turkiye Is Bankasi AS	6.125	04-25-24		200,000	169,091
UniCredit SpA (5.861% to 6-19-27, then 5 Year U.S. ISDAFIX + 3.703%) (C)	5.861	06-19-32		200,000	175,735
Capital markets 0.1%
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) (F)	6.250	12-18-24		200,000	188,912
Consumer finance 0.6%
ACE Cash Express, Inc. (C)	12.000	12-15-22		36,000	31,410
DAE Funding LLC (C)	4.500	08-01-22		35,000	33,600
DAE Funding LLC (C)	5.000	08-01-24		70,000	67,725
Herc Rentals, Inc. (C)	7.500	06-01-22		63,000	65,835
Herc Rentals, Inc. (C)	7.750	06-01-24		110,000	114,675
Navient Corp.	5.500	01-25-23		151,000	132,125
Navient Corp.	5.625	08-01-33		20,000	13,200
Navient Corp.	5.875	10-25-24		90,000	75,150
Navient Corp.	6.125	03-25-24		60,000	51,450
Navient Corp.	6.500	06-15-22		80,000	74,543
Navient Corp.	7.250	09-25-23		49,000	44,958
Springleaf Finance Corp.	5.250	12-15-19		50,000	50,119
Springleaf Finance Corp.	6.125	05-15-22		120,000	116,365
Springleaf Finance Corp.	6.875	03-15-25		75,000	67,125
Springleaf Finance Corp.	8.250	12-15-20		155,000	160,425
Insurance 0.2%
Genworth Holdings, Inc.	4.800	02-15-24		5,000	4,125
Genworth Holdings, Inc.	4.900	08-15-23		80,000	66,200
Genworth Holdings, Inc.	7.200	02-15-21		30,000	29,550
Genworth Holdings, Inc.	7.625	09-24-21		20,000	19,750
USIS Merger Sub, Inc. (C)	6.875	05-01-25		185,000	170,008
Thrifts and mortgage finance 0.0%
MGIC Investment Corp.	5.750	08-15-23		35,000	34,825
Radian Group, Inc.	4.500	10-01-24		75,000	67,969
23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care 1.6%					$2,727,676
Biotechnology 0.0%
Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK) (C)	8.125	11-01-21		30,000	28,200
Health care equipment and supplies 0.1%
Avantor, Inc. (C)	6.000	10-01-24		130,000	127,725
Constantin Investissement 3 SASU (C)	5.375	04-15-25	EUR	100,000	110,334
Health care providers and services 0.5%
HCA Healthcare, Inc.	6.250	02-15-21		240,000	245,400
HCA, Inc.	5.375	09-01-26		60,000	58,350
HCA, Inc.	6.500	02-15-20		135,000	138,375
HCA, Inc.	7.500	11-15-95		125,000	121,250
West Street Merger Sub, Inc. (C)	6.375	09-01-25		275,000	243,375
Health care technology 0.1%
Sotera Health Holdings LLC (C)	6.500	05-15-23		170,000	162,775
Pharmaceuticals 0.9%
Bausch Health Companies, Inc.	4.500	05-15-23	EUR	130,000	140,651
Bausch Health Companies, Inc. (C)	5.500	03-01-23		30,000	27,351
Bausch Health Companies, Inc. (C)	5.875	05-15-23		350,000	323,750
Bausch Health Companies, Inc. (C)	6.125	04-15-25		95,000	82,888
Bausch Health Companies, Inc. (C)	7.000	03-15-24		25,000	25,250
Catalent Pharma Solutions, Inc. (C)	4.875	01-15-26		30,000	28,425
Endo Finance LLC (C)	6.000	07-15-23		255,000	194,438
Teva Pharmaceutical Finance IV LLC	2.250	03-18-20		90,000	87,572
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	100,000	103,484
Teva Pharmaceutical Finance Netherlands III BV	2.800	07-21-23		330,000	284,193
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28		200,000	193,890
Industrials 1.3%					2,298,524
Aerospace and defense 0.1%
Bombardier, Inc. (C)	6.125	01-15-23		130,000	121,875
Building products 0.1%
Standard Industries, Inc. (C)	5.375	11-15-24		205,000	192,444
Commercial services and supplies 0.4%
APX Group, Inc.	7.625	09-01-23		110,000	88,825
APX Group, Inc.	7.875	12-01-22		185,000	174,825
Garda World Security Corp. (C)	8.750	05-15-25		115,000	104,650
Multi-Color Corp. (C)	4.875	11-01-25		145,000	123,975
Pitney Bowes, Inc.	4.625	03-15-24		20,000	16,887
Pitney Bowes, Inc.	4.700	04-01-23		20,000	17,650
Tervita Escrow Corp. (C)	7.625	12-01-21		229,000	218,123
Waste Pro USA, Inc. (C)	5.500	02-15-26		60,000	55,200
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	24

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Construction and engineering 0.1%
Brand Industrial Services, Inc. (C)	8.500	07-15-25		150,000	$127,875
Electrical equipment 0.1%
Sensata Technologies BV (C)	5.000	10-01-25		100,000	94,000
Sensata Technologies BV (C)	5.625	11-01-24		80,000	78,800
Industrial conglomerates 0.1%
Blitz F18-674 GmbH (C)	6.000	07-30-26	EUR	100,000	107,558
Machinery 0.2%
Cloud Crane LLC (C)	10.125	08-01-24		190,000	195,225
Novafives SAS (C)	5.000	06-15-25	EUR	100,000	91,886
Stevens Holding Company, Inc. (C)	6.125	10-01-26		85,000	83,725
Trading companies and distributors 0.2%
Beacon Roofing Supply, Inc. (C)	4.875	11-01-25		90,000	79,088
United Rentals North America, Inc.	4.625	10-15-25		50,000	44,625
United Rentals North America, Inc.	4.875	01-15-28		240,000	210,600
United Rentals North America, Inc.	5.875	09-15-26		75,000	70,688
Information technology 0.4%					712,838
IT services 0.2%
First Data Corp. (C)	5.750	01-15-24		160,000	156,254
Tempo Acquisition LLC (C)	6.750	06-01-25		240,000	222,000
Semiconductors and semiconductor equipment 0.1%
Entegris, Inc. (C)	4.625	02-10-26		45,000	41,400
Micron Technology, Inc.	5.500	02-01-25		150,000	146,813
Software 0.1%
Infor Software Parent LLC (7.125% Cash or 7.875% PIK) (C)	7.125	05-01-21		75,000	72,938
Infor US, Inc. (C)	5.750	08-15-20		25,000	25,075
Infor US, Inc.	6.500	05-15-22		50,000	48,358
Materials 1.5%					2,636,351
Chemicals 0.1%
CF Industries, Inc.	4.950	06-01-43		10,000	7,750
CF Industries, Inc.	5.150	03-15-34		70,000	58,800
CF Industries, Inc.	5.375	03-15-44		20,000	16,200
The Chemours Company	6.625	05-15-23		104,000	105,040
The Chemours Company	7.000	05-15-25		10,000	10,075
Containers and packaging 0.7%
ARD Finance SA (6.625% Cash or 7.375% PIK)	6.625	09-15-23	EUR	150,000	163,761
Ardagh Packaging Finance PLC (C)	6.750	05-15-24	EUR	250,000	299,270
Berry Global, Inc.	6.000	10-15-22		110,000	111,100
OI European Group BV (C)	4.000	03-15-23		10,000	9,350
Owens-Brockway Glass Container, Inc. (C)	5.875	08-15-23		165,000	165,413
Plastipak Holdings, Inc. (C)	6.250	10-15-25		170,000	150,450
25	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
Reynolds Group Issuer, Inc. (C)	5.125	07-15-23	155,000	$147,638
Reynolds Group Issuer, Inc. (C)	7.000	07-15-24	105,000	100,013
Metals and mining 0.6%
AK Steel Corp.	7.000	03-15-27	90,000	70,200
AK Steel Corp.	7.625	10-01-21	80,000	72,200
First Quantum Minerals, Ltd. (C)	7.000	02-15-21	135,000	129,600
Kaiser Aluminum Corp.	5.875	05-15-24	126,000	123,165
New Gold, Inc. (C)	6.375	05-15-25	95,000	72,200
Nexa Resources SA (C)	5.375	05-04-27	200,000	193,500
Novelis Corp. (C)	5.875	09-30-26	55,000	48,675
Novelis Corp. (C)	6.250	08-15-24	95,000	89,300
Steel Dynamics, Inc.	4.125	09-15-25	25,000	22,969
Steel Dynamics, Inc.	5.125	10-01-21	85,000	84,894
Warrior Met Coal, Inc. (C)	8.000	11-01-24	155,000	153,838
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (C)	6.875	01-15-25	175,000	155,750
Schweitzer-Mauduit International, Inc. (C)	6.875	10-01-26	80,000	75,200
Real estate 0.3%				595,499
Equity real estate investment trusts 0.1%
FelCor Lodging LP	6.000	06-01-25	240,000	245,400
Real estate management and development 0.2%
Shimao Property Holdings, Ltd.	5.200	01-30-25	200,000	179,886
Taylor Morrison Communities, Inc.	6.625	05-15-22	170,000	170,213
Utilities 0.4%				601,092
Gas utilities 0.2%
Ferrellgas LP	6.500	05-01-21	25,000	20,500
Ferrellgas LP	6.750	01-15-22	170,000	138,550
Ferrellgas LP	6.750	06-15-23	68,000	54,740
Independent power and renewable electricity producers 0.1%
The AES Corp.	5.125	09-01-27	205,000	196,800
Water utilities 0.1%

Aegea Finance Sarl (C)	5.750	10-10-24	200,000	190,502
Convertible bonds 0.2%				$339,203
(Cost $560,630)
Communication services 0.1%				64,601
Media 0.1%
DISH Network Corp.	3.375	08-15-26	80,000	64,601
Consumer discretionary 0.0%				49,651
Hotels, restaurants and leisure 0.0%
Caesars Entertainment Corp.	5.000	10-01-24	40,000	49,651
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	26

	Rate (%)	Maturity date	Par value^	Value
Energy 0.0%				$169
Oil, gas and consumable fuels 0.0%
Cobalt International Energy, Inc. (H)	2.625	12-01-19	130,000	169
Information technology 0.1%				224,782
IT services 0.0%
Cardtronics, Inc.	1.000	12-01-20	70,000	64,832
Semiconductors and semiconductor equipment 0.0%
Microchip Technology, Inc.	1.625	02-15-27	36,000	35,165
Microchip Technology, Inc.	2.250	02-15-37	38,000	37,262
Technology hardware, storage and peripherals 0.1%

Western Digital Corp. (C)	1.500	02-01-24	108,000	87,523
Term loans (I) 0.7%				$1,288,987
(Cost $1,351,759)
Consumer discretionary 0.2%				374,075
Hotels, restaurants and leisure 0.1%
Golden Entertainment, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%)	5.530	10-21-24	188,100	179,636
Internet and direct marketing retail 0.1%
Lands' End, Inc., Term Loan B (1 month LIBOR + 3.250%)	5.772	04-04-21	104,775	98,358
Shutterfly, Inc., Term Loan B2 (1 month LIBOR + 2.750%)	5.280	08-17-24	99,501	96,081
Financials 0.2%				372,608
Diversified financial services 0.0%
Crown Finance US, Inc., 2018 USD Term Loan (1 month LIBOR + 2.500%)	5.022	02-28-25	99,250	93,626
Insurance 0.2%
Asurion LLC, 2018 Term Loan B7 (1 month LIBOR + 3.000%)	5.522	11-03-24	194,025	185,234
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%)	5.240	04-25-25	99,500	93,748
Health care 0.0%				84,524
Life sciences tools and services 0.0%
Syneos Health, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%)	4.522	08-01-24	87,759	84,524
Industrials 0.1%				189,560
Commercial services and supplies 0.0%
AVSC Holding Corp., 2018 1st Lien Term Loan (1 and 3 month LIBOR + 3.250%)	5.894	03-01-25	99,250	93,791
Professional services 0.1%
Trans Union LLC, 2018 Term Loan B4 (1 month LIBOR + 2.000%)	4.522	06-19-25	99,500	95,769
27	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology 0.2%				$268,220
IT services 0.1%
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan (3 month LIBOR + 3.000%)	5.522	06-15-25	99,500	94,463
Semiconductors and semiconductor equipment 0.0%
Microchip Technology, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%)	4.530	05-29-25	90,433	85,535
Software 0.1%
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%)	4.772	04-16-25	25,770	24,261
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%)	4.772	04-16-25	67,940	63,961

	Shares	Value
Rights 0.0%		$5,836
(Cost $32,289)
Texas Competitive Electric Holdings Company LLC (A)(J)	8,337	5,836

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$750
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(E)	11.500	10-01-20	500,000	750

	Par value^	Value
Short-term investments 2.2%		$3,900,000
(Cost $3,900,000)
Repurchase agreement 2.2%		3,900,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-18 at 2.900% to be repurchased at $3,900,628 on 1-2-19, collateralized by $4,449,779 Federal National Mortgage Association, 3.240% due 8-1-46 (valued at $3,978,000, including interest)	3,900,000	3,900,000

Total investments (Cost $198,540,804) 99.2%	$175,165,671
Other assets and liabilities, net 0.8%	1,475,813
Total net assets 100.0%	$176,641,484

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	28

EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated as collateral for options. Total collateral value at 12-31-18 was $14,120,937.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Non-income producing - Issuer is in default.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	Strike price and/or expiration date not available.
29	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	159	Short	Mar 2019	$(5,539,590)	$(5,417,861)	$121,729
FTSE 100 Index Futures	43	Short	Mar 2019	(3,684,659)	(3,649,651)	35,008
MSCI EAFE Index Futures	6	Short	Mar 2019	(499,379)	(514,800)	(15,421)
						$141,316
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	155,000	USD	116,491	BNP Paribas SA	1/11/2019	—	$(2,926)
EUR	1,440,000	USD	1,644,271	Morgan Stanley and Company International PLC	1/11/2019	$6,697	—
GBP	544,000	USD	694,668	Deutsche Bank AG	1/11/2019	—	(1,012)
USD	51,473	EUR	45,000	BNP Paribas SA	1/11/2019	—	(119)
USD	249,126	EUR	218,000	Goldman Sachs International	1/11/2019	—	(813)
USD	13,100,226	EUR	11,471,000	Goldman Sachs International	3/20/2019	—	(127,507)
USD	64,025	GBP	50,000	Goldman Sachs International	1/11/2019	270	—
USD	8,277,381	GBP	6,520,000	Goldman Sachs International	3/20/2019	—	(63,962)
						$6,967	$(196,339)
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	S&P 500 Index	USD	2,520.00	Jan 2019	144	14,400	$547,009	$(642,960)
							$547,009	$(642,960)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar
At 12-31-18, the aggregate cost of investments for federal income tax purposes was $198,336,300. Net unrealized depreciation aggregated to $23,861,645, of which $3,052,965 related to gross unrealized appreciation and $26,914,610 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	30

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-18

Assets
Unaffiliated investments, at value (Cost $198,540,804)	$175,165,671
Unrealized appreciation on forward foreign currency contracts	6,967
Receivable for futures variation margin	3,464
Foreign currency, at value (Cost $109,597)	108,774
Collateral held at broker for futures contracts	599,566
Collateral segregated at custodian for OTC derivative contracts	100,000
Dividends and interest receivable	1,162,722
Receivable for investments sold	1,753,445
Other assets	7,905
Total assets	178,908,514
Liabilities
Unrealized depreciation on forward foreign currency contracts	196,339
Written options, at value (Premiums received $547,009)	642,960
Due to custodian	120,019
Payable for collateral on OTC derivatives	10,000
Payable for investments purchased	1,202,092
Payable to affiliates
Accounting and legal services fees	6,049
Trustees' fees	228
Other liabilities and accrued expenses	89,343
Total liabilities	2,267,030
Net assets	$176,641,484
Net assets consist of
Paid-in capital	$200,507,171
Accumulated distributable earnings (accumulated loss)	(23,865,687)
Net assets	$176,641,484

Net asset value per share
Based on 12,213,964 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$ 14.46
31	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  12-31-18

Investment income
Dividends	$8,701,774
Interest	1,969,747
Less foreign taxes withheld	(668,390)
Total investment income	10,003,131
Expenses
Investment management fees	1,917,208
Accounting and legal services fees	43,158
Transfer agent fees	18,648
Trustees' fees	44,444
Custodian fees	73,421
Printing and postage	99,045
Professional fees	62,158
Stock exchange listing fees	23,750
Other	15,281
Total expenses	2,297,113
Less expense reductions	(16,738)
Net expenses	2,280,375
Net investment income	7,722,756
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,084,179
Futures contracts	1,287,168
Forward foreign currency contracts	1,380,914
Written options	(1,184,942)
6,567,319
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(34,732,717)
Futures contracts	154,110
Forward foreign currency contracts	(14,344)
Written options	(90,306)
(34,683,257)
Net realized and unrealized loss	(28,115,938)
Decrease in net assets from operations	$(20,393,182)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	32

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-18	Year ended 12-31-17
Increase (decrease) in net assets
From operations
Net investment income	$7,722,756	$6,380,634
Net realized gain	6,567,319	16,359,983
Change in net unrealized appreciation (depreciation)	(34,683,257)	7,236,552
Increase (decrease) in net assets resulting from operations	(20,393,182)	29,977,169
Distributions to shareholders
From net investment income and net realized gain	(15,279,209)	—
From net investment income	—	(5,938,190)
From net realized gain	—	(14,326,442)
From tax return of capital	(3,083,603)	—
Total distributions	(18,362,812)	(20,264,632)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	151,230	—
Total increase (decrease)	(38,604,764)	9,712,537
Net assets
Beginning of year	215,246,248	205,533,711
End of year[1]	$176,641,484	$215,246,248
Share activity
Shares outstanding
Beginning of year	12,204,669	12,204,669
Issued pursuant to Dividend Reinvestment Plan	9,295	—
End of year	12,213,964	12,204,669

[1]	Net assets - End of year includes undistributed net investment income of $1,094,882 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
33	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	12-31-18	12-31-17	12-31-16	12-31-15	12-31-14
Per share operating performance
Net asset value, beginning of period	$17.64	$16.84	$16.78	$18.22	$19.52
Net investment income[1]	0.63	0.52	0.42	0.39	0.46
Net realized and unrealized gain (loss) on investments	(2.31)	1.94	1.09	(0.51)	(0.27)
Total from investment operations	(1.68)	2.46	1.51	(0.12)	0.19
Less distributions
From net investment income	(0.86)	(0.49)	(0.41)	(0.44)	(0.45)
From net realized gain	(0.39)	(1.17)	(0.24)	(0.91)	(1.05)
From tax return of capital	(0.25)	—	(0.85)	(0.15)	—
Total distributions	(1.50)	(1.66)	(1.50)	(1.50)	(1.50)
Anti-dilutive impact of repurchase plan	—	—	0.05 [2]	0.18 [2]	0.01 [2]
Net asset value, end of period	$14.46	$17.64	$16.84	$16.78	$18.22
Per share market value, end of period	$13.08	$17.41	$15.72	$14.46	$16.32
Total return at net asset value (%)[3,4]	(9.61)	15.15	10.46	1.56	1.66
Total return at market value (%)[3]	(17.16)	21.74	19.66	(2.29)	4.13
Ratios and supplemental data
Net assets, end of period (in millions)	$177	$215	$206	$210	$248
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.13	1.15	1.16	1.17
Expenses including reductions	1.13	1.13	1.14	1.15	1.17
Net investment income	3.83	2.99	2.52	2.17	2.37
Portfolio turnover (%)	96	93	43	43	42

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $14.17, $15.71 and $17.38 for 312,533 shares, 1,120,307 shares and 94,866 shares for the periods ended 12-31-16, 12-31-15 and 12-31-14 , respectively.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	34

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       35

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2018, by major security category or type:

	Total value at 12-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$15,108,826	$5,782,444	$9,326,382	—
Consumer discretionary	9,915,030	4,392,493	5,510,722	$11,815
Consumer staples	13,138,764	6,935,521	6,203,243	—
Energy	14,355,988	5,321,475	9,034,513	—
Financials	22,620,780	5,888,959	16,731,821	—
Health care	15,175,926	5,296,737	9,879,189	—
Industrials	11,292,201	1,469,422	9,822,779	—
Information technology	13,532,639	7,470,651	6,061,988	—
Materials	7,500,797	1,979,659	5,521,138	—
Real estate	9,726,124	5,183,653	4,542,471	—
Utilities	9,999,962	4,154,761	5,845,201	—
Preferred securities	1,088,661	—	1,088,661	—
Exchange-traded funds	107,250	107,250	—	—
Foreign government obligations	111,621	—	111,621	—
Corporate bonds	25,956,326	—	25,956,326	—
Convertible bonds	339,203	—	339,203	—
Term loans	1,288,987	—	1,288,987	—
Rights	5,836	—	5,836	—
Escrow certificates	750	—	—	750
Short-term investments	3,900,000	—	3,900,000	—
Total investments in securities	$175,165,671	$53,983,025	$121,170,081	$12,565
Derivatives:
Assets
Futures	$156,737	$156,737	—	—
Forward foreign currency contracts	6,967	—	$6,967	—
Liabilities
Futures	(15,421)	(15,421)	—	—
Forward foreign currency contracts	(196,339)	—	(196,339)	—
Written options	(642,960)	(642,960)	—	—

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       36

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       37

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above.

The tax character of distributions for the years ended December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
Ordinary income	$10,470,364	$9,226,594
Long-term capital gain	4,808,845	11,038,038
Tax return of capital	3,083,603	—
Total	$18,362,812	$20,264,632

As of December 31, 2018, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, wash sale loss deferrals, and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       38

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Collateral or margin requirements for exchange-traded transactions are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Receivable / payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2018, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $9.6 million to $26.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       39

applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $19.0 million to $29.3 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended December 31, 2018, the fund wrote option contracts to generate income. The fund held written options contracts with market values ranging from $84,700 to $643,000, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures variation margin	Futures†	$156,737	($15,421)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	6,967	(196,339)
Equity	Written options, at value	Written options	—	(642,960)
			$163,704	($854,720)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       40

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	$1,287,168	—	($1,184,942)	$102,226
Foreign currency	—	$1,380,914	—	1,380,914
Total	$1,287,168	$1,380,914	($1,184,942)	$1,483,140

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	$154,110	—	($90,306)	$63,804
Foreign currency	—	($14,344)	—	(14,344)
Total	$154,110	($14,344)	($90,306)	$49,460

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2018, this waiver amounted to 0.01% of the fund's average daily gross assets. This arrangement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $16,738 for the year ended December 31, 2018.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       41

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2018 were equivalent to a net annual effective rate of 0.94% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2019 and December 31, 2019, up to 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2018). During the years ended December 31, 2018 and 2017, the fund had no activities under the repurchase program.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $187,691,949 and $196,340,379, respectively, for the year ended December 31, 2018.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2018:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 12-31-18
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.00%	$11,815

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Hedged Equity & Income Fund (the "Fund) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       43

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $6,636,527. The fund intends to pass through foreign tax credits of $678,465.

The fund paid $4,808,845 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       44

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the year ended December 31, 2018, distributions from net investment income totaling $0.8571 per share, capital gains totaling $0.3943 per share and tax return of capital totaling $0.2526 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 29, 2018	$0.3760
June 29, 2018	0.3760
September 28, 2018	0.3760
December 31, 2018	0.3760
Total	$1.5040

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       45

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       46

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2011	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2011	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2011	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2011	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       49

Non-Independent Trustees3 (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2011
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

1	Mr. Arnott, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2019; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2020; Mr. Bardelis, Mr. Burgess, Ms. Harrison and Mr. Hoffman serve as Trustees for a term expiring in 2021; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       50

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HEQ

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

For shareholder assistance refer to page  6

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 200 Berkeley Street ■ Boston, MA 02116-5010 800-852-0218 ■ jhinvestments.com
MF705675	P15A 12/18 2/19

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $46,983 for the year ended December 31, 2018 and $46,458 for the year ended December 31, 2017.

(b) Audit-Related Services
The audit-related fees were $0 for the year ended December 31, 2018 and $0 for the fiscal period ended December 31, 2017, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $113,000 and $110,200 for the years ended December 31, 2018 and 2017, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,800 for the year ended December 31, 2018 and $3,990 for the year ended December 31, 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $239 for the year ended December 31, 2018 $840 and for the year ended December 31, 2017, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares and review of foreign tax withholding rates. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $736,243 for the year ended December 31, 2018 and $9,042,569 for the year ended December 31, 2017.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 31, 2018.

Gregg R. Thomas, CFA
Senior Managing Director and Director of Investment Strategy, Wellington Management Company LLP since 2002 Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2018. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
MANAGER NAME
Gregg R. Thomas, CFA	Other Registered Investment Companies: 10 accounts with total net assets of approximately $13,946 million

Other Pooled Investment Vehicles: 12 accounts with total net assets of approximately $1,748 million, of which one account, with assets of approximately $792 million, has performance-based fees.

Other Accounts: 4 accounts with total net assets of approximately $4,499 million, of which two accounts, with assets of approximately $1,759 million, have performance based fees

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.

Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2018. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professional’s necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the “Investment Professional”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professional may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messr. Thomas is a Partner.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2018 the value, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership
Gregg R. Thomas, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of Shares	Maximum Number
	Total		Purchased as Part of	of Shares that May
	Number of Shares	Average Price	Publicly Announced	Yet Be Purchased
Period	Purchased	per Share	Plans*	Under the Plans
18-Jan	-	-	-	1,244,420*
18-Feb	-	-	-	1,221,396
18-Mar	-	-	-	1,221,396
18-Apr	-	-	-	1,221,396
18-May	-	-	-	1,221,396
18-Jun	-	-	-	1,221,396
18-Jul	-	-	-	1,221,396
18-Aug	-	-	-	1,221,396
18-Sep	-	-	-	1,221,396
18-Oct	-	-	-	1,221,396
18-Nov	-	-	-	1,221,396
18-Dec	-	-	-	1,221,396
Total	-	-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2019 and December 31, 2019, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2018).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 22, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 22, 2019